LEASES	6 Months Ended
Jun. 30, 2022
Leases [Abstract]
LEASES	LEASES
The Company has operating leases for its corporate offices, farming production facilities space, delivery vehicles, and production equipment. The majority of the operating leases obligations are a result of the lease agreements for the Company’s large vertical farming facilities as of December 31, 2021 and 2020, respectively. Operating lease right–of–use (“ROU”) assets represent our right to use an underlying asset for the lease term, and lease liabilities represent our obligations to make lease payment arising from the lease. ROU assets and liabilities are based on the estimated present value of the lease payments over the lease term and are recognized at the lease commencement date. The Company uses the practical expedient to not separate lease and non–lease components. The Company’s total lease cost which was solely from operating leases was approximately $5,458 thousand and $796 thousand for the years ended December 31, 2021 and 2020, respectively.
Most space leased for vertical farming production have initial lease terms of up to ten years with two optional renewal periods each of five years. The lease agreements do not contain residual value guarantees. The Company anticipates renewing these leases for both renewal option periods. The Company’s leases do not provide an implicit borrowing rate, thus the Company uses an estimated incremental borrowing rate in determining the present value of lease liabilities. The estimated incremental borrowing rate is derived from information available at the lease commencement date. For the years ended December 31, 2021 and 2020, the weighted average incremental borrowing rate for the leases is 7.67% and 9.14%, respectively and the weighted average lease term is 18.69 years and 17.7 years, respectively. Future minimum lease payments as of December 31, 2021 are as follows:

December 31,	In thousands
2022	$4,972
2023	5,103
2024	5,196
2025	5,284
2026	5,363
Thereafter	86,213
Total undiscounted operating lease payments	112,131
Less: Imputed interest	(52,796)
Present value of total operating leases	$59,335
The following table represents the Company’s ROU assets commitments as of and for the year–ended December 31, 2021 and 2020 including renewal options that management believes are reasonably certain to be exercised:

In thousands	December 31, 2021	December 31, 2020
Operating lease right-of-use assets at the beginning of the year	$7,462	$3,333
Additions	49,357	4,536
Amortization	(1,543)	(407)
Operating lease right-of-use assets at the end of the year	$55,276	$7,462
Supplemental cash flow and other information related to operating leases are as follows:

In thousands	December 31, 2021	December 31, 2020
Cash paid for operating leases	$2,371	$507
Right of use assets obtained in exchange for new operating leases	49,357	4,536
LEASES
The Company’s leases do not provide an implicit borrowing rate, thus the Company uses an estimated incremental borrowing rate in determining the present value of lease liabilities. The estimated incremental borrowing rate is derived from information available at the lease commencement date. For the quarter ended June 30, 2022 and 2021, the weighted average incremental borrowing rate for the leases is 7.66% and 9.14%, respectively and the weighted average lease term for operating leases is 18.21 years and 18.74 years, respectively. Future minimum lease payments as of June 30, 2022 are as follows:

In thousands
Remainder of 2022	$2,544
2023	5,165
2024	5,259
2025	5,346
2026	5,425
Thereafter	86,294
Total undiscounted operating lease payments	110,033
Less: Imputed interest	(50,986)
Present value of total operating leases	$59,047